EXHIBIT 10.2.3
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        THIRD AMENDMENT, dated as of June 19, 1998 (this "Amendment") to
                                                          ---------
the Amended and Restated Credit Agreement, dated as of September 29,

1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ANNTAYLOR, INC. (the "Borrower"),
           ----------------                                --------
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and FLEET

BANK, NATIONAL ASSOCIATION, as Co-Agents and each other Person signatory thereto as a Lender or which from time to time became a

Lender party thereto in accordance with Section 12.01(a) of the

Credit Agreement (together with its respective successors and assigns, individually a "Lender" and, collectively, the "Lenders"),
                         ------                          -------
BANCAMERICA ROBERTSON STEPHENS, as Arranger and BANK OF AMERICA

NATIONAL TRUST AND SAVINGS ASSOCIATION in its separate capacity as administrative agent for the Lenders thereunder (the "Agent").
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                               WITNESSTH
                               ---------

        WHEREAS, the Borrower has requested the Lenders to amend the

Credit Agreement as provided for herein; and



        WHEREAS, the Lenders are willing to so amend the Credit

Agreement, but only on, and subject to, the terms and conditions hereof,



        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower,

the Banks parties hereto and the Agent hereby agree as follows:



        Section 1.  Defined Terms.  Unless otherwise defined herein,
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terms defined in the Credit Agreement are used herein as therein defined.



        Section 2.  Amendment to Section 8.01(m).  Section 8.01(m) is
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hereby amended to read in its entirety as follows:



                "(m)  other Indebtedness of the Borrower and its Restricted

                Subsidiaries not to exceed the aggregate principal amount of

                $15,000,000 at any one time outstanding."



        Section 3.  Conditions Precedent.  This Amendment shall become
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effective as of the date (the "Effective Date") on which the Agent shall have
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received counterparts of this Amendment, duly executed by the Borrower and the Requisite Lenders.



        Section 4.  Representations and Warranties.  To induce the Lenders to
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enter into this Amendment, the Borrower hereby represents and warrants to the

Lenders as of the Effective Date that the representations and warranties made by the Borrower in the Loan Documents are true and correct in all material respects on and as of the Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Effective

Date unless expressly stated to relate to an earlier date, in which case such

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representations and warranties shall be true and correct in all material respects as of such earlier date.



        Section 5.  Miscellaneous.  (a)  Except for the amendments
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expressly provided herein, the Credit Agreement shall continue to be,

and shall remain, in full force and effect in accordance with its terms.  The amendments provided herein shall be limited precisely as drafted and shall not be construed to be an amendment of any other provision of the Credit Agreement other than as specifically provided herein.



        (b)  The Borrower hereby confirms that, after giving effect hereto, each Loan Document to which it is a party remains in full force and effect in accordance with its terms.



        (c)  The Borrower agrees to pay or reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including,

without limitation, the reasonable fees and disbursements of Simpson,

Thacher & Bartlett, counsel to the Agent.



        (d)  This Amendment may be executed in any number of counterparts by the parties hereto, and all of the said counterparts when taken together shall be deemed to constitute one and the same instrument.



        (e)     THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN

ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



        IN WITNESS WHEREOF, the parties hereto have caused this

Amendment to be duly executed and delivered by the proper and duly authorized officers as of the date first above written.



                                        ANNTAYLOR, INC.

                                        By: /s/Walter J. Parks
                                            -------------------
                                        Name:  Walter J. Parks
                                        Title: Senior V.P. - CFO

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                        as Agent and Co-Agent

                                        By:  /s/ Liliana Claar
                                             --------------------
                                        Name:    Liliana Claar
                                        Title:   Vice President

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                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                        as a Lender


                                        By:  /s/ Jody A. Pritchard
                                            --------------------------
                                            Name: Jody A. Pritchard
                                            Title: Vice President


                                        FLEET BANK, NATIONAL
                                        ASSOCIATION, as Co-Agent and
                                        as a Lender

                                        By:  /s/Daniel D. Butler
                                            -------------------------
                                            Name: Daniel D. Butler
                                            Title: Vice President


                                        LTCB TRUST COMPANY, as a Lender

                                        By:  /s/Junichi Ebihara
                                            --------------------------
                                            Name: Junichi Ebihara
                                            Title: Senior Vice President


                                        PNC BANK, NATIONAL
                                        ASSOCIATION, as a Lender

                                        By: ----------------------------
                                             Name:
                                             Title


                                        By: ----------------------------
                                             Name:
                                             Title